                                                UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D. C. 20549

                                                 SCHEDULE 14A
                                                (Rule 14a-101)

                                    INFORMATION REQUIRED IN PROXY STATEMENT
                                           SCHEDULED 14A INFORMATION

                          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Securities Exchange Act of 1934 (Amendment No. ___)

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                                               Edison International
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                     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[The following email is being sent today, April 16, 2007, to certain shareholders who are employees of Edison
International and its subsidiaries.]

To:  Edison Employee Shareholders

You recently received a proxy card for Edison International's upcoming Annual Meeting of Shareholders.  I am writing to remind you that your vote is important and urge you to complete and return your proxy card before
April 25, 2007.  You may also vote online or by telephone using the instructions on your proxy card.  For more information relating to the Annual Meeting, please read the Proxy Statement which is posted on Edison's website at http://www.edison.com/files/2007_jointproxy.pdf.

The Proxy Statement contains management's and the Board of Directors' recommendations on each of the proposals that will be considered at the Annual Meeting.  It is recommended that you vote FOR the election of directors, ratification of our outside auditors, and approval of the 2007 Performance Incentive Plan (Items
1, 2 and 3), and that you vote AGAINST the shareholder proposal regarding "performance-based stock options"
listed as item 4 on your proxy card.

Thank you for your attention to this important matter.

Barbara Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary